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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                           Date of Report May 6, 2003
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             First Union Real Estate Equity and Mortgage Investments
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             (Exact name of Registrant as Specified in Its Charter)

          Ohio                               1-6249              34-6513657
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)

      125 Park Avenue, 14th Floor
           New York, New York                                       10017
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's Telephone Number, Including Area Code:               (212) 949-1373
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           Former Name or Former Address, if Changed Since Last Report

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ITEM 5. OTHER EVENTS

      The Special Committee of the Board of Trustees of the Registrant received a letter dated April 28, 2003 from William A. Ackman, Authorized Signatory, Gotham Partners L.P. ("Gotham"). Gotham filed its letter with the Securities and Exchange Commission as an exhibit to an amendment to its Schedule 13D. The Board of Trustees has authorized the Chair of the Special Committee, Mr. Daniel Altobello, to respond to the Gotham letter. The letter of Mr. Altobello, written on behalf of the Board of Trustees of the Registrant, dated May 6, 2003, is attached hereto as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      c. Exhibits

      99.1 - Letter of Registrant to Gotham Partners L.P. dated May 6, 2003.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           First Union Real Estate Equity
                                               and Mortgage Investments

Date:    May 6, 2003                       By:   /s/ Neil H. Koenig
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                                                 Neil H. Koenig
                                                 Interim Chief Financial Officer


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